UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2008
ADEX MEDIA, INC.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-143695 (Commission File Number)	20-8755674 (IRS Employer Identification Number)

883 North Shoreline Boulevard; Suite A200
Mountain View, CA 94043
(Address of principal executive offices) (Zip Code)

(650) 967-3040
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

The information set forth below under Item 2.01 is hereby incorporated by reference into this Item 1.01.

Item 2.01   Completion of Acquisition or Disposition of Assets

On July 21, 2008 (the “Closing Date”), Adex Media, Inc. (“Adex”) entered into an Asset Purchase Agreement (“APA”), pursuant to which Adex acquired substantially all the assets of Vibrantads, LLC (“Vibrantads”), a California Limited Liability Corporation, which relate to the business currently conducted by Vibrantads including its proprietary tracking technology and lead generation platform. The asset purchase was completed on July 21, 2008.

The purchase price for the Vibrantads assets consisted of the following: (i) Seventy Thousand Dollars ($70,000) at closing; (ii) One Hundred Twelve Thousand Five Hundred (112,500) restricted shares of Adex common stock (the “Shares”) at closing; and (iii) a promissory note in favor of Wei-Ching Wu, the sole selling Member of Vibrantads, in the principal amount of Sixty Thousand Dollars ($60,000) with no interest thereon, and having a maturity date that is Twelve (12) months from the Closing Date.

The purchase price for the Vibrantads assets was determined based on arm’s length negotiations. Prior to the acquisition, there were no material relationships between Adex and Vibrantads nor with any of either company’s affiliates, directors, officers, or any associate of such directors or officers.

The foregoing description of the APA does not purport to be complete and is qualified in its entirety by reference to the APA, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant

        On July 21, 2008, in connection with the APA, Adex entered into a Promissory Note Agreement with Wei-Ching Wu, the sole selling Member of Vibrantads, in the principal amount of Seventy Thousand Dollars ($70,000). The principal amount of the promissory bears no interest. The unpaid principal amount of the Promissory Note shall be due and payable in its entirety on July 21, 2009. The note contains customary events of default that entitle the holder thereof to accelerate the due date of the unpaid principal amount of the Promissory Note.

Item 9.01    Exhibits.

      (d)          EXHIBITS - The following exhibits are filed as part of this report:

Exhibit No.	Description

2.1	Asset Purchase Agreement dated July 21, 2008 by and between Adex Media, Inc. and Vibrantads, LLC.

10.1	Lockup and Share Release Agreement dated July 21, 2008 by and between Adex Media, Inc. and Vibrantads, LLC.

10.2	Promissory Note dated July 21, 2008 by Adex Media, Inc.

99.1	Press Release issued by the Company on July 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEX MEDIA, INC.

Dated: July 24, 2008	By: /s/ Ben Zadik. Ben Zadik; Chief Financial Officer